Exhibit 3.249

STATE OF CALIFORNIA
CERTIFICATE OF LIMITED PARTNERSHIP—FORM LP-1
IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Chapter 3, Article 2, Section 15621, California Corporations Code.

1. NAME OF LIMITED PARTNERSHIP
NATIONAL FALCON CABLEVISION, A California Limited Partnership

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	3. CITY AND STATE	4. ZIP CODE
199 South Los Robles Avenue, Suite 660	Pasadena, CA	91101
5. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IN ANOTHER STATE	6. CITY CALIF.	7. ZIP CODE

8. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.
THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ________ 19____ WITH THE RECORDER OF ________ COUNTY. FILE OR RECORDATION NUMBER ________

9. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)
NAME: Falcon Investors Group, Ltd a California Limited Partnership
ADDRESS: 199 South Los Robles Avenue, Suite 660
CITY: Pasadena STATE CA ZIP CODE 91101

9A.
NAME:
ADDRESS:
CITY: STATE ZIP CODE

9B.
NAME:
ADDRESS:
CITY: STATE ZIP CODE

10. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS
NAME: Mark Goldman, Esq.
ADDRESS: 1801 Century Park East, Suite 2222
CITY: Los Angeles STATE CA ZIP CODE 91101

11. TERM FOR WHICH THIS PARTNERSHIP IS TO EXIST
July 1, 1994

12. FOR THE PURPOSE OF FILING AMENDMENTS, DISSOLUTION AND CANCELLATION CERTIFICATES PERTAINING TO THIS CERTIFICATE, THE ACKNOWLEDGMENT OF [1] GENERAL PARTNERS IS REQUIRED.

13. ANY OTHER MATTERS THE GENERAL PARTNERS DESIRE TO INCLUDE IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN IS A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED [ ]

14. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)
Falcon Investors Group, LTD a California Limited Partnership
By Falcon Cable Corporation, General Partner
XXXXXXXXXXXXXXXXXXXXXXXXXXXX SIGNATURE OF GENERAL PARTNER DATE
By [signature] 7/12/84
SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE
Marc Nathanson, President
SIGNATURE OF OTHER THAN GENERAL PARTNER TITLE OR DESIGNATION DATE

15. THIS SPACE FOR FILING OFFICER USE (FILE NUMBER, DATE OF FILING)
8419900177

FILED
In the office of the Secretary of State of the State of California
JUL 17 1984
March Fong Eu
MARCH FONG EU, Secretary of State

16. RETURN ACKNOWLEDGMENT TO:
NAME / ADDRESS / CITY AND STATE / ZIP CODE
Ronald M. Boldt, Esq.
Schiffmacher, Weinstein, Boldt & Racine
1801 Century Park East, Suite 2200
Los Angeles, CA 90067

PARASEC INCORPORATED
... Street, Suite 101
... CA 95814

FORM LP-1—FILING FEE $70
Approved by the Secretary of State

STATE OF CALIFORNIA
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP—FORM LP-2
IMPORTANT—Read instructions on back before completing this form
This Amendment is presented for filing pursuant to Chapter 3, Article 2, Section 15622, California Corporations Code.
1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE)
8419900177
2. SECRETARY OF STATE FILE DATE (ORIGINAL CERTIFICATE)
July 17, 1984
3. NAME OF LIMITED PARTNERSHIP
National Falcon Cablevision, a California Limited Partnership
4. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S))
A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
Falcon Cablevision ,a California Limited Partnership
B. THE PRINCIPAL EXECUTIVE OFFICE ADDRESS    OR THE OFFICE ADDRESS IN CALIFORNIA. IF THE PRINCIPAL EXECUTIVE OFFICE IS LOCATED OUTSIDE CALIFORNIA    IS CHANGED TO:
(STREET)    (CITY) (STATE) (ZIP)
C. THE ADDRESS OF THE FOLLOWING GENERAL PARTNER(S) IS CHANGED TO: (CONTINUE ON SEPARATE PAGE IF NECESSARY)
(NAME)    (STREET) (CITY) (STATE) (ZIP)
D. THE FOLLOWING GENERAL PARTNER(S) HAS (HAVE) WITHDRAWN: (CONTINUE ON SEPARATE PAGE IF NECESSARY)
(NAME)    (STREET) (CITY) (STATE) (ZIP)
E. THE FOLLOWING GENERAL PARTNER(S) HAS (HAVE) BEEN ADDED: (CONTINUE ON SEPARATE PAGE IF NECESSARY)
(NAME)    (STREET) (CITY)(STATE)(ZIP)
F. THE ADDRESS OF THE CURRENT AGENT FOR SERVICE OF PROCESS IS CHANGED TO:
(STREET)    (CITY) (STATE)(ZIP)
G. THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
(NAME)    (STREET) (CITY)(STATE)(ZIP)
H. THE TERM FOR WHICH THE LIMITED PARTNERSHIP IS TO EXIST HAS BEEN CHANGED TO:
I. OTHER MATTERS INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: 2
5. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
By Falcon Investors Group, Ltd. a California Limited Partnership
By Falcon Cable Corporation, General Partner
By     7/27/84
SIGNATURE OF GENERAL PARTNER    DATE SIGNATURE OF GENERAL PARTNER DATE
Marc Nathanson, President
SIGNATURE OF OTHER THAN GENERAL PARTNER    TITLE OR DESIGNATION DATE
6. THIS SPACE FOR FILING OFFICER USE (DATE OF FILING)
8419900177
FILED
In the office of the Secretary of State of the State of California
JUL 30 1984
MARCH FONG EU, Secretary of State
7. RETURN ACKNOWLEDGEMENT TO:
NAME     Ronald M. Boldt, Esq.
ADDRESS    Schiffmacher, Weinstein, Boldt & Racine
CITY     1801 Century Park East, Suite 2200
STATE     Los Angeles, California 90067
ZIP CODE
FORM LP-2 FILING FEE $15
Approved by the Secretary of State

FALCON COMMUNICATIONS

July 27, 1982

Secretary of State

Limited Partnership Division

P.O. Box 704

Sacramento, CA 95803

Re:	Falcon Cablevision, a California
limited partnership

Gentlemen:

Falcon Communications, Falcon Cable TV of Alhambra and Falcon Cable TV of Huntington Park hereby consent to a change of name by National Falcon Cablevision, a California limited partnership to Falcon Cablevision, a California limited partnership. Falcon Cable TV of Alhambra and Falcon Cable TV of Huntington Park are subsidiary limited partnerships of Falcon Communications. Falcon Cablevision, a California limited partnership will be affiliated through common ownership with the above-referenced limited partnerships.

FALCON COMMUNICATIONS

By	Blackhawk Management, Inc.
General Partner

By	/s/ Marc Nathanson
Marc Nathanson, President

FALCON CABLE TV OF ALHAMBRA

By	Falcon Communications
General Partner

By	Blackhawk Management, Inc.
General Partner

By	/s/ Marc Nathanson
Marc Nathanson, President

FALCON CABLE TV OF HUNTINGTON PARK

By	Falcon Communications
General Partner

By	Blackhawk Management, Inc.
General Partner

By	/s/ Marc Nathanson
Marc Nathanson, President

STATE OF CALIFORNIA

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP—FORM LP-2

IMPORTANT—Read instructions on back before completing this form

This Amendment is presented for filing pursuant to Chapter 3, Article 2, Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE) 8419900177

2. SECRETARY OF STATE FILE DATE (ORIGINAL CERTIFICATE) July 17, 1984

3. NAME OF LIMITED PARTNERSHIP
FALCON CABLEVISION, a California limited partnership

4. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTIONS)

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

, a California Limited Partnership

B. THE PRINCIPAL EXECUTIVE OFFICE ADDRESS ☐ OR THE OFFICE ADDRESS IN CALIFORNIA, IF THE PRINCIPAL EXECUTIVE OFFICE IS LOCATED OUTSIDE CALIFORNIA ☐ IS CHANGED TO:

(STREET) (CITY) (STATE) (ZIP)

C. THE ADDRESS OF THE FOLLOWING GENERAL PARTNER(S) IS CHANGED TO: (CONTINUE ON SEPARATE PAGE IF NECESSARY)

(NAME) (STREET) (CITY) (STATE) (ZIP)

D. THE FOLLOWING GENERAL PARTNER(S) HAS (HAVE) WITHDRAWN: (CONTINUE ON SEPARATE PAGE IF NECESSARY)

(NAME) (STREET) (CITY) (STATE) (ZIP)

E. THE FOLLOWING GENERAL PARTNER(S) HAS (HAVE) BEEN ADDED: (CONTINUE ON SEPARATE PAGE IF NECESSARY)

(NAME) (STREET) (CITY) (STATE) (ZIP)

F. THE ADDRESS OF THE CURRENT AGENT FOR SERVICE OF PROCESS IS CHANGED TO:

(STREET) (CITY) (STATE) (ZIP)

G. THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

(NAME) (STREET) (CITY) (STATE) (ZIP)

H. THE TERM FOR WHICH THE LIMITED PARTNERSHIP IS TO EXIST HAS BEEN CHANGED TO: January 1, 2000

I. OTHER MATTERS INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: 0

5. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

Falcon Investors Group, Ltd., a California limited partnership

By Falcon Holding Group, Inc., General Partner

Michael K. Menerey 9/27/88

SIGNATURE OF GENERAL PARTNER DATE SIGNATURE OF GENERAL PARTNER DATE

By Michael Menerey, Chief Financial Officer

SIGNATURE OF OTHER THAN GENERAL PARTNER TITLE OR DESIGNATION DATE

6. THIS SPACE FOR FILING OFFICER USE (DATE OF FILING)

8419900177

FILED

In the office of the Secretary of State of the State of California

SEP 29 1988

March Fong Eu

MARCH FONG EU
SECRETARY OF STATE

7. RETURN ACKNOWLEDGMENT TO:

NAME Ronald M. Boldt, Esq.
ADDRESS SCHIFFMACHER, WEINSTEIN, BOLDT & RACINE
CITY 1801 Century Park East, Suite 2200
STATE Los Angeles, CA 90067
ZIP CODE

FORM LP-2—FILING FEE $15
Approved by the Secretary of State

State of California
March Fong Eu
Secretary of State

Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read Instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1)	2. NAME OF LIMITED PARTNERSHIP
8419900177	Falcon Cablevision, a California limited partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:	E. GENERAL PARTNER NAME CHANGE:
ADDRESS: 10866 Wilshire Blvd., Suite 500	OLD NAME:
CITY: Los Angeles STATE: CA ZIP CODE: 90024	NEW NAME:
C. CALIFORNIA OFFICE ADDRESS CHANGE:	**F. GENERAL PARTNER(S) WITHDRAWN:**
ADDRESS:	NAME:
CITY: STATE: CA ZIP CODE:	NAME:
D. GENERAL PARTNER ADDRESS CHANGE:	**G. GENERAL PARTNER ADDED:**
NAME: Falcon Investors Group, Ltd., a California Limited Partnership	NAME:
ADDRESS: 10866 Wilshire Blvd., Suite 500	ADDRESS:
CITY: Los Angeles STATE: CA ZIP CODE: 90024	CITY: STATE: ZIP CODE:

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

NAME:

ADDRESS: CITY: STATE: CA ZIP CODE:

I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO:	J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).
[ ] (PLEASE INDICATE NUMBER ONLY)	NUMBER OF PAGES ATTACHED: 0

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

Falcon Investors Group, Ltd., a California Limited Partnership

SIGNATURE By Michael K. Menerey (signature) SIGNATURE

General Partner

POSITION OR TITLE DATE POSITION OR TITLE DATE

SIGNATURE SIGNATURE

POSITION OR TITLE DATE POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

8419900177

FILED
In the office of the Secretary of State of the State of California

DEC 14 1990

March Fong Eu (signature)
MARCH FONG EU
SECRETARY OF STATE

5. RETURN ACKNOWLEDGEMENT TO:

NAME / ADDRESS / CITY / STATE / ZIP CODE:

Ronald M. Boldt, Esq.
1801 Century Park East, Suite 2200
Los Angeles, CA 90067

SEC/STATE REV. 1/88 FORM LP-2—FILING FEE: $15 Approved by Secretary of State

State of California
March Fong Eu
Secretary of State

Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1)	2. NAME OF LIMITED PARTNERSHIP
8419900177	Falcon Cablevision, a California limited partnership

3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY).

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:

ADDRESS: 10900 Wilshire Blvd., Fifteenth Floor
CITY: Los Angeles STATE: CA ZIP CODE: 90024

E. GENERAL PARTNER NAME CHANGE:

OLD NAME:
NEW NAME:

C. CALIFORNIA OFFICE ADDRESS CHANGE:

ADDRESS:
CITY: STATE: CA ZIP CODE:

F. GENERAL PARTNER(S) WITHDRAWN:

NAME:
NAME:

D. GENERAL PARTNER ADDRESS CHANGE:

NAME: Falcon Investors Group, Ltd., a California limited partnership
ADDRESS: 10900 Wilshire Blvd., Fifteenth Floor
CITY: Los Angeles STATE: CA ZIP CODE: 90024

G. GENERAL PARTNER ADDED:

NAME:
ADDRESS:
CITY: STATE: ZIP CODE:

H. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

NAME:
ADDRESS: CITY: STATE: CA ZIP CODE:

I. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO: [ ] (PLEASE INDICATE NUMBER ONLY)

J. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S).

NUMBER OF PAGES ATTACHED: [ ]

4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

Falcon Investors Group, Ltd., a California Limited Partnership
SIGNATURE
By: Falcon Holding Group, Inc., General Partner
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

By: /s/ Michael K. Menerey
SIGNATURE Michael K. Menerey
Chief Financial Officer 9/11/92
POSITION OR TITLE DATE

SIGNATURE
POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

84 19900177

FILED
In the office of the Secretary of State of the State of California

SEP 17 1992

March Fong Eu
MARCH FONG EU
SECRETARY OF STATE

5. RETURN ACKNOWLEDGEMENT TO:

NAME Ronald M. Boldt, Esq.
ADDRESS Schiffmacher, Weinstein, Boldt & Racine
CITY 1801 Century Park East, Suite 2200
STATE Los Angeles, CA 90067-2336
ZIP CODE

SEC/STATE REV. 1/88

FORM LP-2—FILING FEE: $15
Approved by Secretary of State

State of California Secretary of State AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT—Read Instructions on back before completing this form This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code. Form LP-2 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1) 8419900177 2. NAME OF LIMITED PARTNERSHIP Falcon Cablevision, a California limited partnership 3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE. IF NECESSARY). A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: CITY: ADDRESS: STATE: zip code: C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CTTY: STATE: CA ZIP CODE: D. GENERAL PARTNER ADDRESS CHANGE: name: address: city: state: zip code: E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME: F. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME: G. GENERAL PARTNER ADDED: Name: Falcon Holding Group, L.P. ADDRESS: 10900 Wilshire Boulevard, 15th Floor CITY: Los Angeles STATE: CA ZIP CODE: 90024 H. Person(S) Winding up Affairs of Limited Partnership: Name: Address: City: State: Zip code: I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY: STATE: CA ZIP CODE: J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: 4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) By: Falcon Telecable Investors Group, a California Limited Partnership By: Falcon Holding Group, Inc. By: Falcon Holding Group, L.P. By: Falcon Holding Group, Inc. Signature Stanley S. Itskowitch Position or Title Stanley S. Itskowithch Executive Vice President Date Signature Position or Title Date Position or Title Stanley S. Itskowitch Executive Vice President Date Signature Position or Title Date Position Signature Stanley S. Itskowitch Or Title Date 5. RETURN ACKNOWLEDGEMENT TO: Name Address Sara J. Welch Dow, Lohnes & Albertson 1255 23rd Street, N. W., Suite 500 Washington, D. C. 20037 City State Zip Code Sec/State Rev. 1/93 Form LP-2—Filing Fee $16.00 Approved by Secretary of State THIS SPACE FOR FILING OFFICER USE 841990177 Filed In the office of the Secretary of State of the State of California Apr 01 1993 March Fong Eu March Fong Eu Secretary of State

State of California Secretary of State AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT—Read Instructions on back before completing this form This Certificate Is presented for filing pursuant to Section 15622, California Corporations Code. Form LP-2 1. SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1) 8419900177 2. NAME OF LIMITED PARTNERSHIP Falcon Cablevision, a California limited partnership 3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) (CONTINUE ON SECOND PAGE, IF A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO: B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: CHANGE ADDRESS: STATE: zip code: CITY C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIP CODE: D. GENERAL PARTNER ADDRESS CHANGE: CHANGE: name: address: city: state: zip code: E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME: F. GENERAL PARTNER(S) WITHDRAWN: NAME: Falcon Holding Group, L.P. NAME: G. GENERAL PARTNER ADDED: Name: Falcon Cable Communications, LLC ADDRESS: 10900 Wilshire Boulevard, 15th Fl. CITY: Los Angeles STATE: CA ZIP CODE: 90024 H. Person(S) Winding up Affairs of Limited Partnership: Name: Address: City: State: Zip code: I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY: STATE: CA ZIP CODE: J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: (PLEASE INDICATE NUMBER ONLY) K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S). NUMBER OF PAGES ATTACHED: 4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS) FALCON CABLE COMMUNICATIONS. LLC By: Falcon Communications, L.P., its sole Member By: Falcon Holding Group, L.P., its Managing General Partner By: Falcon Holding Group, Inc., its General Partner By: Name: Stanley S. Itskowitch Title: Executive Vice President 5. RETURN ACKNOWLEDGEMENT TO: Name Address Andrea J. Scerbo Dow, Lohnes & Albertson 1200 New Hampshire Ave., NW Suite 800 Washington, DC 20036 City State Zip Code Sec/State Rev. 1/93 Form LP-2 — Filing Fee: $30.00 Approved by Secretary of State (CALIF-LP 2712 – 3/6/96) THIS SPACE FOR FILING OFFICER USE 8419900177 Filed In the office of the Secretary of State of the State of California OCT 01 1998 Bill jones, Secretary of State

State of California Secretary of State Bill Jones
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
This Space for filing Use Only A $30.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form.
FILED in the office of the Secretary of State of the State of California DEC 23 1999 BILL JONES, Secretary of State
1. SECRETARY OF STATE FILE NUMBER 198419900177
2. NAME OF LIMITED PARTNERSHIP Falcon Cablevision, A California Limited Partnership
3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)
B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS 12444 Powerscourt Drive, Suite 100
CITY St. Louis STATE MO ZIP CODE 63131
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS CITY STATE CA ZIP CODE
D. THE ADDRESS OF GENERAL PARTNER(S)
NAME ADDRESS 12444 Powerscourt Drive, Suite 100
CITY St. Louis STATE MO ZIP CODE 63131
E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:
F. GENERAL PARTNER(S) CESSATION
G. GENERAL PARTNER ADDED NAME ADDRESS CITY STATE ZIP CODE
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP NAME ADDRESS CITY STATE ZIP CODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS GKL Corporate/Search, Inc.
J. IF AN INDIVIDUAL CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS ADDRESS CITY STATE CA ZIP CODE
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)
5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
Falcon Cable Communications, LLC By: Marcy Lifton 12/17/99
SIGNATURE VICE PRESIDENT POSITION OR TITLE PRINT NAME DATE
Falcon Investors Group, Ltd., A California Limited Partnership By: Marcy Lifton 12/17/99
Vice President SIGNATURE POSITION OR TITLE PRINT NAME DATE SEC/STATE (REV. 10/98) FORM LP-2 – FILING FEE: $30.00 Approved by Secretary of State

State of California
Secretary of State
Bill Jones

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT– Read instructions before completing this form.

FILED
In the office of the Secretary of State of the State of California
JUN 22 2001
BILL JONES, Secretary of State
This Space For Filing Use Only

1. SECRETARY OF STATE FILE NUMBER: 198419900177
2. NAME OF LIMITED PARTNERSHIP: Falcon Cablevision, A California Limited Partnership

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION Falcon Investors Group, Ltd., A California Limited Partnership

G. GENERAL PARTNER ADDED
NAME Charter Communications VII, LLC
ADDRESS 12444 Powerscourt Drive, #100
CITY St. Louis STATE Missouri ZIP CODE 63131

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) -0-

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE
Marcy Lifton	Marcy Lifton, Vice President of	Charter Communications VII, LLC	5/24/01
Marcy Lifton	Marcy Lifton, Vice President of	Falcon Cable Communications, LLC	5/24/01

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

State of California
Secretary of State
Bill Jones

FILED
In the Office of the Secretary of State of the State of California
JUL 25 2001
BILL JONES, Secretary of State
This Space For Filing Use Only

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT – Read instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER
198419900177

2. NAME OF LIMITED PARTNERSHIP
FALCON CABLEVISION, A CALIFORNIA LIMITED PARTNERSHIP

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION
FALCON CABLE COMMUNICATIONS, LLC

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. [ ]

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE
Marcy Lifton (signature)	Marcy Lifton, Vice President of	CHARTER COMMUNICATIONS VII, LLC	7/23/01
Marcy Lifton (signature)	Marcy Lifton, Vice President of	FALCON CABLE COMMUNICATIONS, LLC	7/23/01

SEC/STATE (REV. 10/98)
FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

State of California
Secretary of State
Bill Jones

FILED
In the Office of the Secretary of State of the State of California
OCT 3 1 2001
BILL JONES, Secretary of State

This Space For Filing Use Only

FOREIGN LIMITED PARTNERSHIP AMENDMENT TO APPLICATION FOR REGISTRATION

A $30.00 filing fee must accompany this form.
IMPORTANT-- Read instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER 198419900177
2. NAME UNDER WHICH THIS FOREIGN LIMITED PARTNERSHIP IS CONDUCTING BUSINESS IN CALIFORNIA
Falcon Cablevision, a California Limited Partnership
3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY. CONSULT THE INSTRUCTIONS BEFORE COMPLETING THIS FORM.
A. THE NAME UNDER WHICH THIS FOREIGN LIMITED PARTNERSHIP CONDUCTS BUSINESS IN CALIFORNIA (END NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")
B. THE NAME OF THE FOREIGN LIMITED PARTNERSHIP HAS BEEN CHANGED AS FOLLOWS AND HAS BEEN RECORDED IN THE HOME STATE OR COUNTRY
C. THE ADDRESS OF THE PRINCIPAL EXECUTIVE OFFICE 12405 Powerscourt Drive CITY St. Louis STATE MO ZIP CODE 63131
D. THE ADDRESS OF THE PRINCIPAL OFFICE IN CALIFORNIA CITY STATE CA ZIP CODE
E. THE NAME OF THE AGENT FOR SERVICE OF PROCESS Lexis Document Services, Inc.
F. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS. COMPLETE ONLY IF AN INDIVIDUAL.
ADDRESS
CITY STATE CA ZIP CODE
G. THE ADDRESS OF GENERAL PARTNER(S) (ATTACH ADDITIONAL PAGES IF NECESSARY)
NAME
ADDRESS
CITY STATE ZIP CODE
H. NAME CHANGE OF GENERAL PARTNER(S) (ATTACH ADDITIONAL PAGES IF NECESSARY)
FROM: TO:
I. WITHDRAWAL OF GENERAL PARTNER(S)
NAME
NAME
NAME
J. ADDED GENERAL PARTNER(S) (ATTACH ADDITIONAL PAGES IF NECESSARY)
NAME
ADDRESS
CITY STATE ZIP CODE
K. STATE OR COUNTRY OF FORMATION OF THE FOREIGN LIMITED PARTNERSHIP
L. DATE ON WHICH THE FOREIGN LIMITED PARTNERSHIP WAS FORMED
4. NUMBER OF PAGES ATTACHED (IF ANY) none
5. THE FOREIGN LIMITED PARTNERSHIP NAMED ABOVE IS, AS OF THE DATE THIS AMENDMENT IS EXECUTED, AUTHORIZED TO EXERCISE ITS POWERS AND PRIVILEGES AS A LIMITED PARTNERSHIP IN ITS HOME STATE OR COUNTRY OF FORMATION.
6. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

Marcy W [signature] Marcy Lifton, Vice President of Charter Communications VII, LLC - G.P. October 5, 2001
GENERAL PARTNER DATE

SEC/STATE (REV. 10/98) FORM LP-6 – FILING FEE: $30.00
Approved by Secretary of State

State of California Kevin Shelley Secretary of State Amendment to certificate of limited partnership A $30.00 filing fee must accompany this form. Important – Read instructions before completing this form Filed in the office of the secretary of state of the state of california may 06 2004 kevin shelley, secretary of state this space for filing use only
1. secretary of state file number 198419900177 2. Name of limited partnership falcon cablevision, a california limited partnership 3. Complete only the boxes where information is being changed. Additional pages may be attached, if necessary:
A. limited partnership name (end the name with the words “limited partnership” or the abbreviation “l.p.”) B. the street address of principal executive office city and state zip code C. the street address in california where records are kept city state CA zip code D. The address of the general partner(s) name address city and state zip code E. Name change of general partner(s) from: TO: F. general partner(s) cessation G. name of general partner(s) added address city and state zip code H. the person(s) authorized to wind up the affairs of the limited partnership name address city and state zip code I. the name of the agent for service of process Corporation service company which will do business in california as csc-lawyers incorporating service J. address of agent for service of process in california, if an individual city state CA zip code K. number of general partners’ signatures required for filing certificates of amendment, restatement, merger, dissolution, continuation and cancellation: L. other matters (attach additional pages, if necessary): see attached letter
4. I declare that I am the person who executed this instrument, which execution is my act and deed.
Signature of authorized person
Patricia M. carroll type or print name of authorized person
Signature of authorized person
Type or print name of authorized person
Vice president of charter communications viii, inc., its general partner position or title of authorized person
April 13, 2004 date
Position or title of authorized person
Date
Lp-2 (rev 12/2003) approved by secretary of state

Patricia M. Carroll Vice President and Assistant Secretary Direct Dial: 314-543-2402 Fax: 314-965-6640

April 5, 2004

California Secretary of State

Document Filing Support Unit

P O Box 944225

Sacramento, CA 94244-2250

Re:	Falcon Cablevision, a California limited partnership

Dear Sir or Madam:

Falcon Cablevision, with the consent of its partners, does hereby amend the Certificate of the Limited Partnership to state that it will continue to exist until and when it is dissolved by the partners.

Sincerely,

/s/ Patricia M. Carroll
Patricia M. Carroll Vice President of
Charter Communications, Inc., Manager of Charter Communications VII, LLC, G.P.

Charter Plaza • 12405 Powerscourt Drive • St. Louis, Missouri • 63131-3674

www.charter.com • tel: 314.965.0555 • fax: 314.965.9745